UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	March 15, 2019

MEDITE CANCER DIAGNOSTICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-143570	36-4296006
(Commission File Number)	(IRS Employer Identification No.)

10524 Moss Park Rd., Ste. 204-357
Orlando, FL	32832
(Address of Principal Executive Offices)	(Zip Code)

(407) 996-9630
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02 Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers.

On March 15, 2019, the Board of Directors (the “Board”) of MEDITE Cancer Diagnostics, Inc. (the “Company”) terminated the Employment Agreement (the “Agreement) of its Chief Financial Officer, Gary Pickett, effective immediately. Mr. Pickett agreed to the termination and to waive any further rights under the Agreement, except for the payment of deferred and accrued salary and documented expenses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDITE CANCER DIAGNOSTICS, INC.

Date: March 18, 2019	By:	/s/ Elmar A. Dave
Elmar A. Dave
Chief Executive Officer